Evergreen Short-Intermediate Municipal Bond Fund: Semiannual Report as of November 30, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

January 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Short-Intermediate Municipal Bond Fund, which covers the six-month period ended November 30, 2002.

Market analysis

Over the past six months, investors in the municipal bond market experienced another large dose of volatility. Uncertainty over the strength of the economic recovery and fears of war and terror combined frequently to threaten those in the fixed income markets. While strength in stocks during early autumn competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the storm on a relative basis. While many other areas within the financial markets remained in turmoil, many municipal bond investors benefited from falling yields due in part to increased geopolitical risks, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred recently within the municipal bond market. First, the weaker than expected economic recovery has resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, this increased supply was met by a healthy demand for bonds that were suitable for a broad range of investment needs. Third, many investors exiting the equity markets placed their assets in short-term, liquid issues. Fourth, as 2002 progressed, the yield curve began to flatten as buyers on the long end gradually emerged. Finally, those issues emphasizing total return outperformed income-based products, benefiting from declining yields and price increases.

Perhaps the most interesting development was the solid performance of tax-exempt bonds despite the increased supply.

LETTER TO SHAREHOLDERS continued

Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher than normal demand for municipal securities. Money flowed from equity funds due to the uncertain economy, and as the corporate accounting scandals widened, flows increased further into a wide variety of bond structures, including municipals.

Looking forward, we believe several of the uncertainties currently affecting investors will continue, resulting in a more narrow range for yields. Concerns about the extent of the economic recovery may linger in coming months, potentially providing further opportunities for total return investors in the municipal market. As clarity increases on the recovery, though, yields may increase, rewarding income-oriented investors. In addition, the potential war with Iraq and fears of terrorism may also positively affect performance, as investors continue to seek the relative stability and return potential of the municipal bond market.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

LETTER TO SHAREHOLDERS continued

consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of November 30, 2002

MANAGEMENT TEAM

Diane C. Beaver
Tax-Exempt Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 11/18/1991
	Class A	Class B	Class C	Class I
Class Inception Date	1/5/1995	1/5/1995	3/27/2002	11/18/1991

6-month return with sales charge	-1.11%	-3.22%	-0.21%	N/A

6-month return w/o sales charge	2.24%	1.78%	1.78%	2.29%

Average Annual Return*

1 year with sales charge	1.27%	-1.23%	2.10%	N/A

1 year w/o sales charge	4.71%	3.77%	4.11%	4.81%

5 year	3.66%	3.05%	4.09%	4.43%

10 year	3.91%	3.52%	4.16%	4.33%

Maximum sales charge	3.25%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	3.46%	2.67%	2.66%	3.68%

Tax-equivalent yield**	5.64%	4.35%	4.33%	5.99%

6-month income dividends per share	$0.19	$0.15	$0.15	$0.20

* Adjusted for maximum applicable sales charge, unless noted. ** Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Short-Intermediate Municipal Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers 3-Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

The LB3YMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of November 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 2.24% for the six-month period ended November 30, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers 3-Year Municipal Bond Index (LB3YMBI) returned 2.57%, while the median return of funds in the Lipper Short-Intermediate Municipal Debt Funds Classification was 2.40%. Lipper Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 11/30/2002)

Total Net Assets	$309,672,009

Average Credit Quality*	AA-

Average Maturity	4.7 years

Average Duration	3.6 years

*Source: Standard & Poor’s

What was the investment environment like during the period?

It was a volatile environment during the six-month period, as bond yields and prices moved up and down quickly in reaction to economic data. At the beginning of the period, it appeared that the economy was on course for recovery and bond yields rose and prices declined. As the period unfolded, however, new data indicated that the economic recovery would be more muted than originally thought, and yields fell and prices moved higher. Though there were some periods of improvement, we ended the six months at the low point in yields for the period. While yields fluctuated dramatically across the maturity spectrum, short-term yields were more volatile than their longer-term counterparts on a percentage basis.

PORTFOLIO QUALITY*
(as a percentage of 11/30/2002 portfolio assets)

AAA	33.2%

AA	20.7%

A	19.1%

BBB	13.9%

BB	0.7%

NR	12.4%

*Source: Standard & Poor’s

What affected the fund’s performance?

The fund’s underperformance relative to its benchmark resulted from several factors. First, the fund has different performance goals from those of the LB3YMBI and the funds in its Lipper peer group. The fund strives to attain an optimal balance of income, yield and price stability. In contrast, the index and fund performance in the Lipper classification reflect only total return. Bonds with a greater potential for total return tend to outperform income-oriented securities in a declining interest rate environment, such as the one we experienced over much of the past six months. Conversely, income-oriented bonds typically outperform securities with the potential for total return when interest rates rise or hold steady.

The fund also was affected by large inflows of cash representing a 36% growth in assets. During the six months, economic growth was sluggish, stock prices declined significantly, and concerns about corporate governance and geopolitical issues eroded investor confidence. In this environment, investors sought safety above almost everything else, and many turned to money market funds and municipal bonds. With

PORTFOLIO MANAGER INTERVIEW continued

low yields on the money market funds, investors went slightly further out on the yield curve and took advantage of your fund’s higher yield. This influx of cash came when interest rates were at their lowest levels. There was pressure on short-term rates due to “cross over” investors, many of whom generally favor Treasury securities. Yields on short-term municipal securities were close to 100% of Treasury yields, enticing these investors into the municipal market. In order to maintain a relatively high yield as we accommodated new assets, we invested in cash equivalents -- securities easily convertible into cash. These included commercial paper and floating-rate notes. While the favorable yields on these investments enhanced the fund’s income, they offered no price appreciation when interest rates declined. We also kept the fund’s duration longer than the benchmark, as another way to boost yield. Duration measures a bond’s sensitivity to changes in interest rates. When interest rates rise, a shorter duration is usually advantageous because it minimizes price volatility. Conversely, in a low interest rate environment a longer duration would be advantageous.

What changes did you make to the fund over the six months?

We eliminated the fund’s airline position. In the struggling economy, certain airlines never recovered from the attacks of September 11, 2001, and their presence in the portfolio detracted from the fund’s return. We added to the fund’s hospital and housing sectors, which had attractive yields. To enhance liquidity in the fund, we purchased high-quality securities, rated A or better.

PORTFOLIO COMPOSITION
(as a percentage of 11/30/2002 portfolio assets)

Housing	15.2%

Industrial Development Revenue	12.6%

General Obligation - State	10.1%

Hospital	10.1%

Student Loan	6.9%

Electric Revenue	6.0%

Miscellaneous Revenue	5.5%

Water & Sewer	4.5%

General Obligation - Local	3.6%

Other	25.5%

What is your outlook over the next six months?

We are optimistic that over the next several months we will see an increase in investor confidence as the economy improves. We believe inflation will remain at a moderate level and that interest rates will either be stable or rise slightly. As state and local governments issue debt to raise money to balance their budgets, we anticipate that the supply of new municipal bonds will be plentiful and that we will uncover good values. Municipals should remain cheap relative to other products. We have positioned the fund for a slow economic recovery in which interest rates should remain stable, or rise only slowly, into 2004. One wild card in this scenario is the potential for war. In this market environment, we intend to be fully invested and will emphasize income and price stability in managing the fund.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended November 30, 2002 (unaudited)
		Year Ended May 31,
		2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$10.04	$9.98	$9.72	$10.12	$10.19	$10.09
Income from investment operations
Net investment income	0.19	0.42	0.44	0.41	0.40	0.41
Net realized and unrealized gains or losses on securities	0.03	0.07	0.26	-0.33	0.01	0.10
Total from investment operations	0.22	0.49	0.70	0.08	0.41	0.51

Distributions to shareholders from
Net investment income	-0.19	-0.43	-0.44	-0.41	-0.40	-0.41
Net realized gains	0	0	0	-0.07	-0.08	0
Total distributions to shareholders	-0.19	-0.43	-0.44	-0.48	-0.48	-0.41

Net asset value, end of period	$10.07	$10.04	$9.98	$9.72	$10.12	$10.19
Total return[1]	2.24%	5.03%	7.38%	0.77%	4.09%	5.11%
Ratios and supplemental data
Net assets, end of period (thousands)	$42,369	$32,696	$8,477	$8,659	$7,975	$6,569
Ratios to average net assets
Expenses[2]	0.78%[3]	0.69%	0.71%	0.72%	0.75%	0.85%
Net investment income	3.73%[3]	4.15%	4.50%	4.16%	3.93%	4.01%
Portfolio turnover rate	15%	22%	48%	43%	65%	78%

1. Excluding applicable sales charges 2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers. 3. Annualized See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Month Ended November 30, 2002 (unaudited)
		Year Ended May 31,
		2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$10.04	$9.98	$9.72	$10.12	$10.19	$10.10
Income from investment operations
Net investment income	0.15	0.33	0.36	0.32	0.31	0.32
Net realized and unrealized gains or losses on securities	0.03	0.07	0.26	-0.33	0.01	0.09
Total from investment operations	0.18	0.40	0.62	-0.01	0.32	0.41

Distributions to shareholders from
Net investment income	-0.15	-0.34	-0.36	-0.32	-0.31	-0.32
Net realized gains	0	0	0	-0.07	-0.08	0
Total distributions to shareholders	-0.15	-0.34	-0.36	-0.39	-0.39	-0.32

Net asset value, end of period	$10.07	$10.04	$9.98	$9.72	$10.12	$10.19
Total return[1]	1.78%	4.09%	6.42%	-0.14%	3.16%	4.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$14,917	$9,608	$4,401	$4,639	$6,232	$5,790
Ratios to average net assets
Expenses[2]	1.68%[3]	1.59%	1.61%	1.62%	1.65%	1.74%
Net investment income	2.82%[3]	3.25%	3.59%	3.23%	3.04%	3.11%
Portfolio turnover rate	15%	22%	48%	43%	65%	78%

1. Excluding applicable sales charges 2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers. 3. Annualized See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended November 30, 2002 (unaudited)
		Year Ended May 31, 2002[1]

CLASS C
Net asset value, beginning of period	$10.04	$9.93
Income from investment operations
Net investment income	0.15	0.05
Net realized and unrealized gains or losses on securities	0.03	0.12
Total from investment operations	0.18	0.17

Distributions to shareholders from
Net investment income	-0.15	-0.06

Net asset value, end of period	$10.07	$10.04
Total return[2]	1.78%	1.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,484	$1
Ratios to average net assets
Expenses[3]	1.70%[4]	1.59%[4]
Net investment income	2.67%[4]	3.25%[4]
Portfolio turnover rate	15%	22%

1.  For the period from March 27, 2002 (commencement of class operations), to May 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Month Ended November 30, 2002 (unaudited)
		Year Ended May 31,
		2002	2001	2000	1999	1998
CLASS I1
Net asset value, beginning of period	$10.04	$9.98	$9.72	$10.12	$10.19	$10.10
Income from investment operations
Net investment income	0.20	0.43	0.46	0.42	0.41	0.42
Net realized and unrealized gains or losses on securities	0.03	0.07	0.25	-0.33	0.01	0.09
Total from investment operations	0.23	0.50	0.71	0.09	0.42	0.51

Distributions to shareholders from
Net investment income	-0.20	-0.44	-0.45	-0.42	-0.41	-0.42
Net realized gains	0	0	0	-0.07	-0.08	0
Total distributions to shareholders	-0.20	-0.44	-0.45	-0.49	-0.49	-0.42

Net asset value, end of period	$10.07	$10.04	$9.98	$9.72	$10.12	$10.19
Total return	2.29%	5.14%	7.49%	0.87%	4.20%	5.11%
Ratios and supplemental data
Net assets, end of period (thousands)	$246,902	$184,908	$128,558	$139,534	$160,325	$167,905
Ratios to average net assets
Expenses[2]	0.68%[3]	0.59%	0.61%	0.62%	0.65%	0.70%
Net investment income	3.85%[3]	4.31%	4.59%	4.23%	4.04%	4.18%
Portfolio turnover rate	15%	22%	48%	43%	65%	78%

1.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

SCHEDULE OF INVESTMENTS

November 30, 2002 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 91.0%
AIRLINES 1.8%
Clark Cnty., NV Passenger Fac. RB, Las Vegas McCarran Apt., 5.25%, 07/01/2009	AAA	$ 5,070,000	$ 5,464,142
AIRPORT 2.4%
Denver, CO City & Cnty. Arpt. RRB, Ser. D, 5.00%, 11/15/2010, (Insd. by FSA)	AAA	1,000,000	1,054,540
Hawaii Arpt. Sys. RRB, Ser. B, 6.25%, 07/01/2006, (Insd. by FGIC)	AAA	3,000,000	3,328,230
San Antonio, TX Arpt. Sys. RB:
5.50%, 07/01/2009	AAA	1,280,000	1,396,390
5.50%, 07/01/2010	AAA	1,410,000	1,531,824
7,310,984
COMMUNITY DEVELOPMENT DISTRICT 0.6%
New Jersey EDA RRB, Keswick Pines:
5.35%, 01/01/2006	NR	975,000	983,443
5.45%, 01/01/2007	NR	925,000	929,653
1,913,096
CONTINUING CARE RETIREMENT COMMUNITY 3.0%
Collier Cnty., FL Hlth. Facs. Auth. RB, The Moorings, Inc. Proj.:
6.25%, 12/01/2007	A-	700,000	748,755
6.375%, 12/01/2008	A-	700,000	750,435
New Jersey EDA RB, Franciscan Oaks Proj.:
5.20%, 10/01/2004	NR	1,545,000	1,561,609
5.40%, 10/01/2006	NR	1,135,000	1,140,289
5.50%, 10/01/2007	NR	1,075,000	1,072,613
North Carolina Med. Care Hlth. RB, 1st Mortgage Presbyterian Homes Proj., 5.75%, 10/01/2006	NR	2,745,000	2,832,318
North Carolina Med. Care RB, Arbor Acres Proj., 5.00%, 03/01/2007	NR	1,250,000	1,251,613
9,357,632
EDUCATION 1.4%
New Hampshire Edl. & Hlth. Facs. Auth. RB, Riverwoods at Exeter, Ser. B, 5.05%, 03/01/2023	Aa3	2,525,000	2,539,241
Pennsylvania Higher Edl. Facs. Auth. RB, Thiel College Proj., 6.75%, 09/01/2017	NR	1,740,000	1,839,441
4,378,682
ELECTRIC REVENUE 6.0%
Burke Cnty., GA Dev. Auth. PCRB, Georgia Power Plant Vogtle Proj., 4.45%, 11/30/2008	A	4,325,000	4,503,449
Central Valley, CA Fin. Auth. RB, Carson Ice Cogeneration Proj., 5.80%, 07/01/2004	BBB	3,300,000	3,431,340
Ohio Wtr. Dev. Auth. PCRB, Ohio Edison Co., Ser. B, 4.40%, 06/01/2033	BBB	2,000,000	2,034,840
Rockport, IN PCRB, Indiana, MI Power Co. Proj., Ser. A, 4.90%, 06/01/2025	BBB+	3,000,000	2,925,390
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
ELECTRIC REVENUE continued
Washington Pub. Pwr. Supply Sys. RB:
Nuclear Proj., Ser. B, 7.25%, 07/01/2009	AA-	$ 4,080,000	$ 4,745,244
Systems Nuclear Proj. 2, 5.10%, 07/01/2010, (Insd. by FSA)	AAA	1,000,000	1,084,180
18,724,443
ESCROW 0.8%
Kansas City, KS Spl. Obl., Ser. 1992, 6.00%, 02/15/2003	AAA	325,000	328,214
Kokomo, IN Hosp. Auth. RB, St. Joseph Hosp. & Hlth. Ctr., 6.25%, 08/15/2005	NR	2,000,000	2,139,980
2,468,194
GENERAL OBLIGATION LOCAL 3.6%
Broward Cnty., FL Expressway Auth. GO, 9.875%, 07/01/2009	AAA	1,100,000	1,444,135
Delaware Valley, PA Regl. Fin. Auth. GO, 5.50%, 07/01/2012	AA-	3,000,000	3,337,680
Dist. of Columbia GO:
Ser. A, 5.30%, 06/01/2004, (Insd. by MBIA)	AAA	3,000,000	3,158,940
Ser. A, 5.50%, 06/01/2012, (Insd. by FSA)	AAA	2,845,000	3,136,812
11,077,567
GENERAL OBLIGATION STATE 8.7%
Connecticut GO, Ser. C, 5.875%, 11/01/2014	AA	2,000,000	2,330,920
Minnesota GO, 5.10%, 08/01/2005	AAA	5,000,000	5,108,350
Mississippi GO, 5.75%, 11/01/2014	AA	5,000,000	5,735,100
Nevada GO, Ser. A, 5.00%, 04/01/2011, (Insd. by FSA)	AAA	4,015,000	4,317,731
New York GO, Ser. F, 5.25%, 09/15/2010	AA	3,500,000	3,845,240
Wisconsin GO, Ser. A, 5.50%, 05/01/2009	AA-	5,000,000	5,576,650
26,913,991
HOSPITAL 10.1%
Anchorage, AK Hosp. RRB, Sisters of Providence Proj., 7.125%, 10/01/2005	AA-	1,000,000	1,014,190
California Statewide CDA RB, Ser. D, 4.95%, 11/01/2036	A-1	3,000,000	3,101,550
Colorado Hlth. Facs. Auth. RB:
Catholic Health Initiatives-A, 5.00%, 03/01/2010	A1+	1,125,000	1,181,070
Hosp. Parkview Med. Ctr. Proj.:
5.50%, 09/01/2007	Baa1	750,000	793,140
5.75%, 09/01/2008	Baa1	500,000	532,645
Denver, CO Hlth. & Hosp. Auth. RB:
Ser. A, 5.25%, 12/01/2006	BBB+	150,000	157,256
Ser. A, 5.25%, 12/01/2007	BBB+	200,000	209,226
Ser. A, 5.25%, 12/01/2008	BBB+	250,000	259,530
Gregg Cnty., TX Hlth. Facs. Dev. Corp. RB, Good Shepherd Med. Ctr. Proj., Ser. A, 5.75%, 10/01/2008	BBB	2,710,000	2,807,045
Huntsville, AL Hlth. Care Auth. RB:
Ser. A, 4.60%, 06/01/2008	A2	1,040,000	1,065,293
Ser. A, 4.75%, 06/01/2009	A2	1,085,000	1,106,830
Illinois Hlth. Facs. RB, Passavant Mem. Area Hosp., 5.50%, 10/01/2009	A	735,000	776,564
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Indiana Hlth. Fac. Financing Auth. RB, Ascension Hlth., Ser. F, 5.50%, 11/15/2010	AA	$ 1,000,000	$ 1,082,540
Klamath Falls, OR Intercommunity Hosp. Auth. RB, Merle West Med. Ctr. Proj.:
4.20%, 09/01/2005	BBB	315,000	320,673
4.50%, 09/01/2006	BBB	580,000	594,384
5.00%, 09/01/2008	BBB	200,000	204,906
Med. Univ. SC Hosp. Auth. RB, Ser. A, 6.00%, 08/15/2012	BBB+	1,950,000	2,063,022
Michigan State Hosp. Fin. Auth. RB, Trinity Hlth., Ser. A, 5.50%, 12/01/2003	AA-	2,000,000	2,072,140
Monroe Cnty., PA Hosp. Auth. RB, Pocono Med. Ctr. Proj., 5.50%, 01/01/2009	AA	1,205,000	1,303,810
North Carolina Med. Care Commission Hosp. RB, Gaston Hlth. Care:
5.25%, 02/15/2009	A+	2,215,000	2,361,522
5.25%, 02/15/2010	A+	1,900,000	1,997,280
West Orange, FL Healthcare Dist. RB, Ser. A, 5.50%, 02/01/2008	A-	580,000	618,216
West Shore, PA Area Hosp. Auth. RB, Holy Spirit Hosp. Proj.:
4.90%, 01/01/2008	BBB+	965,000	998,312
5.00%, 01/01/2009	BBB+	1,015,000	1,047,186
Wisconsin Hlth. & Edl. Fac. Auth. RB, Wheaton Franciscan Svcs.:
5.00%, 08/15/2007	A	1,000,000	1,055,590
5.00%, 08/15/2008	A	1,430,000	1,502,358
5.75%, 08/15/2011	A	1,000,000	1,074,570
31,300,848
HOUSING 15.3%
Brevard Cnty., FL Hlth. Facs. Auth. RB, Windover Oaks, Ser. A, 6.90%, 02/01/2027, (Insd. by FNMA)	AAA	3,750,000	4,140,262
Chicago, IL SFHRB, Ser. B, 3.50%, 06/01/2003, (Insd. by FNMA) VRDN	AAA	2,475,000	2,652,284
Escambia Cnty., FL SFHRB, Multi-Cnty. Program, Ser. A, 5.00%, 10/01/2012	Aaa	1,980,000	2,031,500
Illinois Hsg. Dev. Auth. RB, Ser. C-2, 5.80%, 08/01/2017	AA	1,310,000	1,327,764
Maine Hsg. Auth. RB, Ser. A-2, 4.55%, 11/15/2026	AA+	2,500,000	2,574,800
Miami Dade Cnty., FL HFA RB, Ser. A-2, 5.60%, 10/01/2023	Aaa	1,130,000	1,190,658
Nevada Hsg. Div. SFHRB:
Ser. C-2, 5.40%, 04/01/2031	AAA	1,330,000	1,411,702
Mtge. Sr. Notes, Ser. A-2, 5.75%, 04/01/2031	AAA	1,145,000	1,212,406
New Mexico Mtge. Fin. Auth. RB, Single Family Mtge., 6.25%, 07/01/2029, (Insd. by FNMA)	AAA	4,060,000	4,478,627
New York Dormitory Auth. RB, 7.375%, 05/15/2010, (Insd. by MBIA)	AAA	5,510,000	6,562,024
North Dakota HFA RB, Ser. A, 5.70%, 07/01/2030	Aa2	2,800,000	2,956,912
Oklahoma HFA SFHRB:
Ser. B-1, 6.80%, 09/01/2016	Aaa	535,000	566,977
Ser. B-2, 6.80%, 09/01/2026	Aaa	1,510,000	1,627,070
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING continued
Oklahoma Hsg. Dev. Auth. RB, Lease Purchase Proj., Ser. A, 5.10%, 11/01/2005	Aa3	$ 2,000,000	$ 2,147,140
Oregon Hsg. Community Svcs. Dept. SFHRB, Ser. J, 4.70%, 07/01/2030	Aa2	2,995,000	3,097,729
Sedgwick & Shawnee Cnty., KS RB, Step Bond, Ser. A, 3.00%, 02/15/2003, (Insd. by GNMA & FNMA) †	Aaa	2,000,000	2,103,600
St. Louis Cnty., MO IDA MHRB, Westbrooke Apts., Ser. C, 5.00%, 11/15/2029	A3	4,555,000	4,571,717
Wisconsin Hsg. & EDA RB, Ser. B, 5.75%, 03/01/2022	AA	2,610,000	2,781,425
47,434,597
INDUSTRIAL DEVELOPMENT REVENUE 9.7%
Cape Girardeau Cnty., MO IDRB, St. Francis Med. Center:
Ser. A, 5.00%, 06/01/2008	A	1,000,000	1,048,370
Ser. A, 5.00%, 06/01/2009	A	1,030,000	1,072,848
Farmington, NM PCRB, El Paso Elec. Co. Proj., Ser. A, 6.375%, 06/01/2032	BB+	500,000	504,415
Forsyth, MT PCRB, Avista Corp., Ser. A, 5.00%, 12/30/2008, (Insd. by AMBAC)	AAA	2,400,000	2,564,520
Lake Charles, LA Harbor & Terminal Dist. RB, Updates-Reynolds Metals Co. Proj., 5.50%, 05/01/2006	A	3,500,000	3,540,320
Louisa, VA IDRB, VA Elec. & Pwr. Co., 5.25%, 12/01/2008	BBB+	1,000,000	1,027,510
Maricopa Cnty., AZ PCRB:
Arizona Pub. Service Co., Ser. F, 3.75%, 04/08/2003	BBB	4,000,000	4,001,840
El Paso Elec. Co. Proj., Ser. A, 6.25%, 05/01/2037	BB+	1,500,000	1,501,665
Memphis-Shelby Cnty., TN Arpt. Auth. Spl. Facs. RB, Federal Express Corp., 5.00%, 09/01/2009	BBB	3,000,000	3,115,200
Polk Cnty., FL IDA RB, Cargill Fertilizer, Inc. Proj., 5.50%, 11/01/2009	A+	2,000,000	2,150,600
Puerto Rico Muni. Fin. Agcy. RB, Ser. A, 4.50%, 08/01/2010, (Insd. by FSA)	AAA	3,500,000	3,696,875
Selma, AL IDRB, International Paper Co. Proj., 3.25%, 09/01/2003 VRDN	BBB	2,900,000	2,921,895
Tomah Wisconsin IDRRB, Union Camp Corp. Proj., 5.45%, 11/01/2013	Baa2	1,965,000	1,976,220
West Allis, WI CDA RB, Poblocki, Ltd. Proj., 6.10%, 05/01/2007	A+	1,000,000	1,029,740
30,152,018
LEASE 1.8%
Louisiana Correctional Fac. Lease RRB, 5.00%, 12/15/2007	AA	5,085,000	5,433,119
MISCELLANEOUS REVENUE 5.5%
Florida Board of Ed. Lottery RB, Ser. B, 5.50%, 07/01/2012, (Insd. by FGIC)	AAA	5,000,000	5,603,150
Hodgkins, IL Env. Impt. RB, MBM Proj.:
5.50%, 11/01/2007	A-	1,500,000	1,606,905
5.75%, 11/01/2009	A-	1,945,000	2,082,298
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
MISCELLANEOUS REVENUE continued
Kansas Dev. Fin. Auth. RB, Roundhouse Proj. D, 4.00%, 04/01/2010	AAA	$ 2,920,000	$ 2,945,404
Vermont Muni. Bond Bank RRB, Ser. 2, 6.00%, 12/01/2006, (Insd. by AMBAC)	AAA	4,385,000	4,904,447
17,142,204
PRE-REFUNDED 3.0%
Broadview, IL Tax Increment RB, Sr. Lien, 8.25%, 07/01/2013	NR	2,405,000	2,669,285
Illinois Hlth. Facs. RB, Midwest Physician Group, Ltd. Proj. 8.10%, 11/15/2014	BBB-	4,240,000	4,759,612
Volusia Cnty., FL IDA RRB, Bishops Glen Proj., 7.50%, 11/01/2016	NR	1,505,000	1,734,016
9,162,913
PUBLIC FACILITIES 0.3%
Dauphin Cnty., PA Gen. Auth. RB, Office & Parking Forum Proj., Ser. A, 5.125%, 01/15/2003	NR	1,275,000	956,250
RESOURCE RECOVERY 1.8%
Palm Beach Cnty., FL Solid Wst. Auth. RRB, 5.50%, 12/01/2002, (Insd. by MBIA)	AAA	1,550,000	1,550,357
Amelia Cnty., VA IDA RRB, Refunding Waste Mgmt. Proj., 4.90%, 03/01/2003	BBB	2,000,000	2,036,560
California Statewide CDA Solid Wst. Facs. RB, Waste Management, Inc. Proj., 4.95%, 04/01/2011, (Gtd. by Waste Management, Inc.)	BBB	2,000,000	2,027,300
5,614,217
SOLID WASTE 0.5%
Nevada Dept. of Business & Indl. Solid Wst. Disposal RB, Waste Management, Inc. Proj., 4.55%, 10/01/2014	BBB	1,500,000	1,517,340
SPECIAL TAX 1.2%
Allegheny Cnty., PA Redev. Auth. RB, Waterfront Proj.:
Ser. A, 5.625%, 12/15/2005	NR	1,565,000	1,686,961
Ser. B, 5.75%, 12/15/2005	NR	585,000	630,934
Lewisville, TX Combination Contract RB, Castle Hills Number 3 Proj.,
4.13%, 05/01/2031	AA-	1,400,000	1,454,264
3,772,159
STUDENT LOAN 6.9%
Alaska Student Loan Corp. RB:
Ser. A, 5.30%, 07/01/2005	AAA	1,000,000	1,060,080
Ser. A, 5.50%, 07/01/2004	A	2,000,000	2,034,100
Colorado Student Obl. Auth. RB, Ser. B, 6.20%, 12/01/2008	A2	4,025,000	4,249,796
Iowa Student Loan Liquidity Corp. RB, Ser. E, 5.35%, 06/01/2004	Aaa	4,400,000	4,591,488
New England Ed. Loan Marketing Corp. RB, 6.90%, 11/01/2009	A3	2,500,000	2,831,125
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
STUDENT LOAN continued
New Mexico Edl. Assistance Foundation Student Loan RB, Ser. A-2, 5.85%, 11/01/2006	NR	$ 615,000	$ 663,351
Panhandle Plains, TX Higher Ed. Auth., Inc. RRB, Ser. E, 5.55%, 03/01/2005	A2	2,355,000	2,390,019
Utah Board of Regents Student Loan RB, Ser. B, 5.65%, 11/01/2006	Aaa	3,400,000	3,539,944
21,359,903
TOBACCO REVENUE 1.5%
Badger Tobacco Asset Securitization Corp. RB, 5.50%, 06/01/2010	A	1,500,000	1,501,815
Children’s Trust Fund, Puerto Rico, Tobacco Settlement RB, 5.75%, 07/01/2020	AAA	940,000	1,034,160
Nassau Cnty., NY Tobacco Settlement Corp. RB, Ser. A, 5.40%, 07/15/2012	A-	1,000,000	1,063,210
Tobacco Settlement Financing Corp. NJ RB, 5.00%, 06/01/2009	A	1,000,000	1,027,360
4,626,545
TRANSPORTATION 2.2%
Texas Tpke. Auth. RB, 5.00%, 06/01/2008	AA	1,270,000	1,379,284
Triborough Bridge & Tunnel Auth. RB:
Ser. B, 5.00%, 11/15/2010	AA-	2,500,000	2,717,625
Ser. B, 5.00%, 11/15/2011	AA-	2,500,000	2,710,200
6,807,109
WATER & SEWER 2.9%
California Dept. of Wtr. Res. Pwr. Supply, Ser. A, 5.25%, 05/01/2012, (Insd. by MBIA)	AAA	5,000,000	5,532,000
Cape Coral, FL Wst. Wtr. Assmt. RB, 4.80%, 07/01/2009	AAA	2,155,000	2,327,723
Kannapolis, NC Wtr. & Swr. RB, Ser. B, 5.00%, 02/01/2010, (Insd. by FSA)	AAA	1,000,000	1,056,530
8,916,253
Total Municipal Obligations			281,804,206
SHORT-TERM MUNICIPAL OBLIGATIONS 6.0%
GENERAL OBLIGATION - STATE 1.5%
Hawaii GO, Ser. 1988A, 3.50%, VRDN	NR	4,500,000	4,500,000
INDUSTRIAL DEVELOPMENT REVENUE 2.9%
Arizona Dev. Auth. RB, 3.50%, VRDN	NR	900,000	900,000
Hawaii State Dept. Budget & Fin. Spl. Purpose RB, Citizens Utilities Proj., 3.50%, VRDN	NR	2,600,000	2,600,000
Martin Cnty., NC Indl. Facs. PCRB, Weyerhaeuser Co. Proj., 3.28%, VRDN	A-1	5,000,000	5,000,000
Santa Cruz Cnty., AZ Dev. Auth. RB, 3.50%, VRDN	NR	500,000	500,000
9,000,000
WATER & SEWER 1.6%
Olces, CA Water Dist. RB, 4.20%, VRDN	NR	5,000,000	5,000,000
Total Short-Term Municipal Obligations			18,500,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Shares	Value

HORT-TERM INVESTMENTS 3.6%
MUTUAL FUND SHARES 3.6%
Evergreen Institutional Municipal Money Market Fund (o)	11,076,464	$ 11,076,464
Total Investments (cost $306,049,891) 100.6%		311,380,670
Other Assets and Liabilities (0.6%)		(1,708,661)
Net Assets 100.0%		$ 309,672,009

(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.
CDA	Community Development Association
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
GO	General Obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
IDRRB	Industrial Development Refunding Revenue Bond
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
RB	Revenue Bond
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond

The following table shows the percent of total investments invested by geographic location as of November 30, 2002:
Alabama	1.6%
Alaska	1.3%
Arizona	1.8%
California	4.5%
Colorado	2.7%
Connecticut	0.7%
Delaware	0.5%
District of Columbia	2.0%
Florida	7.8%
Georgia	1.4%
Hawaii	1.1%
Illinois	5.1%
Indiana	2.0%
Iowa	1.5%
Kansas	1.7%
Louisiana	2.9%
Maine	0.8%
Massachusetts	0.9%
Michigan	0.7%
Minnesota	1.6%
Mississippi	1.8%
Missouri	2.1%
Montana	0.8%
Nevada	4.5%
New Hampshire	0.8%
New Jersey	1.9%
New Mexico	1.8%
New York	5.4%
North Dakota	0.9%
North Carolina	3.1%
Ohio	0.7%
Oklahoma	1.4%
Oregon	1.4%
Pennsylvania	3.8%
Puerto Rico	1.5%
South Carolina	1.0%
Tennessee	1.0%
Texas	3.5%
Utah	1.1%
Vermont	1.6%
Virginia	1.0%
Washington	1.9%
Wisconsin	4.8%
Non-state specific	9.6%
Total	100%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002 (unaudited)

Assets
Identified cost of securities	$ 306,049,891
Net unrealized gains on securities	5,330,779

Market value of securities	311,380,670
Receivable for Fund shares sold	1,642,642
Interest receivable	3,937,182
Prepaid expenses and other assets	70,825

Total assets	317,031,319

Liabilities
Dividends payable	911,062
Payable for securities purchased	5,837,076
Payable for Fund shares redeemed	551,409
Advisory fee payable	10,110
Distribution Plan expenses payable	2,023
Due to other related parties	2,527
Accrued expenses and other liabilities	45,103

Total liabilities	7,359,310

Net assets	$ 309,672,009

Net assets represented by
Paid-in capital	$ 308,751,200
Overdistributed net investment income	(235,465)
Accumulated net realized losses on securities	(4,174,505)
Net unrealized gains on securities	5,330,779

Total net assets	309,672,009

Net assets consists of
Class A	$ 42,369,476
Class B	14,916,595
Class C	5,483,904
Class I	246,902,034

Total net assets	$ 309,672,009

Shares outstanding
Class A	4,206,302
Class B	1,480,889
Class C	544,443
Class I	24,511,846

Net asset value per share
Class A	$ 10.07
Class A -- Offering price (based on sales charge of 3.25%)	$ 10.41
Class B	$ 10.07
Class C	$ 10.07
Class I	$ 10.07

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2002 (unaudited)

Investment income
Interest	$ 5,951,473

Expenses
Advisory fee	525,694
Distribution Plan expenses
Class A	19,558
Class B	61,737
Class C	11,364
Administrative services fees	131,423
Transfer agent fee	141,683
Trustees’ fees and expenses	3,140
Printing and postage expenses	20,469
Custodian fee	36,144
Registration and filing fees	5,594
Professional fees	9,579

Other	25,511
Total expenses	991,896
Less: Expense reductions	(1,717)

Net expenses	990,179

Net investment income	4,961,294

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(762,513)
Net change in unrealized gains or losses on securities	1,175,509

Net realized and unrealized gains on securities	412,996

Net increase in net assets resulting from operations	$ 5,374,290

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2002 (unaudited)		Year Ended May 31, 2002

Operations
Net investment income		$ 4,961,294		$ 7,346,129
Net realized losses on securities		(762,513)		(186,045)
Net change in unrealized gains or losses on securities		1,175,509		1,318,425

Net increase in net assets resulting from operations		5,374,290		8,478,509

Distributions to shareholders from
Net investment income
Class A		(744,047)		(1,099,072)
Class B		(178,963)		(227,679)
Class C		(31,455)		(6)
Class I		(4,102,279)		(6,184,535)

Total distributions to shareholders		(5,056,744)		(7,511,292)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,125,274	21,505,738	4,280,252	42,860,806
Class B	611,268	6,196,392	698,725	7,005,485
Class C	544,172	5,512,336	101	1,000
Class I	10,139,778	102,684,322	9,176,706	91,844,780

		135,898,788		141,712,071

Net asset value of shares issued in
reinvestment of distributions
Class A	35,307	358,103	71,388	715,189
Class B	8,690	88,150	13,944	139,700
Class C	1,890	19,195	0	0
Class I	47,590	482,672	104,674	1,048,970

		948,120		1,903,859

Automatic conversion of Class B shares to Class A shares
Class A	26,303	267,176	97,829	978,075
Class B	(26,303)	(267,176)	(97,829)	(978,075)

		0		0

Payment for shares redeemed
Class A	(1,237,981)	(12,512,761)	(2,041,127)	(20,431,724)
Class B	(70,042)	(708,974)	(98,389)	(985,542)
Class C	(1,720)	(17,379)	0	0
Class I	(4,098,374)	(41,466,587)	(3,735,558)	(37,388,354)

		(54,705,701)		(58,805,620)

Net increase in net assets resulting from capital share transactions		82,141,207		84,810,310

Total increase in net assets		82,458,753		85,777,527
Net assets
Beginning of period		227,213,256		141,435,729

End of period		$ 309,672,009		$ 227,213,256

Overdistributed net investment income		$ (235,465)		$ (140,015)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Short-Intermediate Municipal Bond Fund (the “Fund”) is a diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) is the investment advisor to the Fund and is paid an annual fee of 0.40% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended November 30, 2002, the transfer agent fees were equivalent to an annual rate of 0.11% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $110,803,254 and $37,051,065, respectively, for the six months ended November 30, 2002.

On November 30,2002, the aggregate cost of securities for federal income tax purposes was $306,049,891. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,086,435 and $755,656, respectively, with a net unrealized appreciation of $5,330,779.

As of May 31, 2002, the Fund had $3,250,879 in capital loss carryovers for federal income tax purposes with $317,634 expiring in 2008, $2,886,072 expiring in 2009 and $47,173 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October losses of $161,113.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the six months ended November 30, 2002, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian a portion of fund expenses has been reduced. During the six months ended November 30, 2002, the Fund received expense reductions from expense offset arrangements of $1,717, which represents 0.00% of its average daily net assets on an annualized basis.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended November 30, 2002, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564620 1/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034